U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          To Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


     Date of Report (Date of Earliest Event Reported)   November 24, 1999
                                                        -----------------

                            Blue Fish Clothing, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


                                  Pennsylvania
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                 (State or Other Jurisdiction of Incorporation)


             1-14078                                      22-2781253
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     (Commission File Number)                     (I.R.S. Employer I.D. No.)


                No. 3 Sixth Street, Frenchtown, New Jersey 08825
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          (Address of Principal Executive Offices, Including Zip Code)


                                 (908) 996-3844
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.    Other Events.
           -------------

           On November 24, 1999, Blue Fish Clothing Co., Inc. filed a voluntary petition to reorganize under Chapter 11 of the Bankruptcy Code. Under Chapter 11, Blue Fish Clothing will continue to operate its business under court protection while seeking to work out a plan of reorganization. The petition was filed in the U.S. Bankruptcy court for the state of New Jersey.

The Company determined that in light of its excessive accounts payable debt, 1998 year end loss and the acceleration of a $3 million note with the Company's primary secured lender, there was substantial risk that the Company would be unable to secure sufficient trade credit to continue production and operations. Accordingly, the Company determined that seeking a Chapter 11 filing at this time would be in its best interests.



                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               BLUE FISH CLOTHING, INC.



Date:  November 29, 1999                       By: /s/ Robert Salerno
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                                               Robert Salerno
                                               Chief Executive Officer